CPG Vintage Access Fund IV, LLC

Consolidated Schedule of Investments

June 30, 2024 (UNAUDITED)

Investment Funds (106.54%)	Acquisition Date	Cost	Fair Value
Global (18.47%)
Credit (8.62%)
Apollo Hybrid Value Fund II, L.P.(a)(c)	1/31/2022	$20,263,521	$20,049,409
Total Credit		20,263,521	20,049,409
Growth (9.85%)
General Atlantic Investment Partners 2021, L.P.(a)(c)	6/14/2021	22,206,789	22,930,025
Total Growth		22,206,789	22,930,025
Total Global		42,470,310	42,979,434

North America (88.07%)
Buyout (41.86%)
HarbourVest Partners Co-Investment Fund VI, L.P.(a)(b)(c)	4/13/2022	25,407,027	28,305,084
NB Select Opportunities Fund IV, L.P.(a)(b)(c)(d)	5/11/2021	18,200,000	22,823,391
Partners Group Direct Equity 2019 (USD) A, L.P.(a)(b)(c)	8/2/2021	18,593,485	22,417,559
Vistria Fund IV, L.P.(a)(b)(c)(e)	6/30/2021	21,008,602	23,861,887
Total Buyout		83,209,114	97,407,921
Credit (10.49%)
Ares Private Credit Solutions II, L.P.(a)(c)	10/28/2021	22,856,004	24,401,995
Total Credit		22,856,004	24,401,995
Growth (35.72%)
Blackstone Tactical Opportunities Fund IV, L.P.(a)(c)	12/31/2021	10,461,639	9,838,296
Blue Owl Healthcare Opportunities IV, L.P.(a)(b)(c)	9/22/2021	21,571,047	25,746,330
Invesco Venture Alpha Fund II, L.P.(a)(b)(c)	11/19/2021	21,801,519	31,404,856
North Haven Expansion Equity IX, L.P.(a)(b)(c)	1/20/2022	17,040,709	16,128,676
Total Growth		70,874,914	83,118,158
Total North America		176,940,032	204,928,074

Total Investment Funds		$219,410,342	$247,907,508

Short-Term Investments (0.73%)	Cost	Fair Value
Money Market Funds (0.73%)
UMB Demand Deposit, 4.78%(f)	1,690,650	1,690,650

Total Money Market Funds	1,690,650	1,690,650

Total Short-Term Investments	$1,690,650	$1,690,650

Total Investments (107.27%)	$221,100,992	249,598,158
Liabilities in Excess of Other Assets (-7.27%)		(16,872,110)
Net Assets (100.00%)		$232,726,048

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $247,907,508, which represents 106.52% of net assets as of June 30, 2024.
(b)	Non-income producing security.
(c)	The Fund held unfunded commitments in the investment as of June 30, 2024. (See Note 3 in the accompanying Notes to Consolidated Financial Statements).
(d)	Security is held by CPG VA Acquisition Fund IV, LLC.
(e)	Security is held by CPG VA Acquisition Fund IV No. 2, LLC.
(f)	The rate shown is the annualized 7-day yield as of June 30, 2024.

See accompanying Notes to Financial Statements.

CPG Vintage Access Fund IV, LLC

SUMMARY OF INVESTMENTS (AS A PERCENTAGE OF TOTAL NET ASSETS)

Investment Funds
Global
Credit	8.62%
Growth	9.85%
Total Global	18.47%
North America
Buyout	41.86%
Credit	10.49%
Growth	35.72%
Total North America	88.07%
Total Investments in Investment Funds	106.54%

Short-Term Investments
Money Market Funds	0.73%
Total Investments in Short-Term Investments	0.73%

Total Investments at Fair Value	107.27%
Liabilities in Excess of Other Assets	-7.27%
Net Assets	100.00%

CPG VINTAGE ACCESS FUND IV, LLC

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2024 (UNAUDITED)

The following is a summary of significant accounting policies followed by CPG Vintage Access Fund IV, LLC (the “Fund”) in the preparation of its Consolidated Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a practical expedient in accordance with ASC 820.

The Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years.

The NAV of the Fund is determined by, or at the direction of, Central Park Advisers, LLC (the “Adviser”) as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Adviser. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee oversees the valuation process of the Fund’s investments. The Valuation Committee meets on a quarterly basis and reports to the Board on a quarterly basis. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain conditions are met. As such, the Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $247,907,507 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of June 30, 2024. Investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2024, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Investments in Securities at Value
Investments in Private Investment Funds	$—	$—	$—	$247,907,507		$247,907,508
Short-Term Investments	1,690,650	—	—	—		1,690,650
TOTAL	$1,690,650	$—	$—	$247,907,507	$,	249,598,158